Exhibit 99(j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us in this Registration Statement on Form N-1A of GuideStone Funds Strategic Alternatives Fund under the heading “Independent Registered Public Accounting Firm”.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 29, 2017